                                              EXHIBIT 10.14


           AGREEMENT AND PLAN OF REORGANIZATION

                           AMONG

                 RESEARCH ENGINEERS, INC.

                   PACSOFT INCORPORATED

                            AND

                       KAREN HUNTER
                      WILLIAM SCHMIDT
                            AND
                         MAE WEBB




                      MARCH 31, 1999


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                     TABLE OF CONTENTS

     DESCRIPTION                                       PAGE NO.

     1.  EXCHANGE OF SHARES...............................1
              1.1 Exchange of Shares. ....................1
              1.2 Consideration and Exchange Ratio. ......1
              1.3 Tax Status of the Exchange..............1

     2.  REPRESENTATIONS AND WARRANTIES OF PACSOFT AND
         SELLERS..........................................1
              2.1 Organization; Good Standing;
                    Qualification and Power...............2
              2.2 Capital Structure.......................2
                       2.2.1 Stock........................2
                       2.2.2 No Other Commitments ........2
              2.3 Authority...............................2
                       2.3.1 Corporate Action.............2
                       2.3.2 Sellers' Authority...........3
                       2.3.3 No Conflict..................3
                       2.3.4 Governmental Consents........3
              2.4 Financial Statements. ..................3
              2.5 Compliance with Applicable Laws. .......3
              2.6 Insurance. .............................3
              2.7 Litigation. ............................4
              2.8 Employee Benefits. .....................4
              2.9 Absence of Undisclosed Liabilities. ....5
              2.10 Absence of Certain Changes or Events. .5
              2.11 No Defaults. ..........................6
              2.12 Certain Agreements. ...................6
              2.13 Taxes..................................7
              2.14 Intellectual Property..................9
              2.15 Fees and Expenses......................9
              2.16 Environmental Matters..................10
              2.17 Disclosure. ...........................10
              2.18 Restrictions on Business Activities. ..10
              2.19 Accounts Receivable....................10
              2.20 Personal Property. ....................10
              2.21 Real Property. ........................10
              2.22 Warranties. ...........................11
              2.23 Contracts. ............................11
              2.24 Products and Distribution. ............11
              2.25 Development Tools. ....................12
              2.26 Investment Representation. ............12
              2.27 Year 2000 Compliance. .................12



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     3.  REPRESENTATIONS AND WARRANTIES OF REI...........13
              3.1 Organization; Good Standing;
                    Qualification and Power..............13
              3.2 Capital Structure......................13
                       3.2.1 Stock, Options and Warrants.13
                       3.2.2 No Other Commitments........13
              3.3 Authority..............................13
                       3.3.1 Corporate Action............13
                       3.3.2 No Conflict.................14
                       3.3.3 Governmental Consents.......14
              3.4 Litigation. ...........................14
              3.5 Fees and Expenses......................14

     4.  PACSOFT AND SELLERS COVENANTS...................14
              4.1 Regulatory Approvals. .................14
              4.2 Necessary Consents. ...................15
              4.3 Cooperation in Audit. .................15

     5.  REI COVENANTS...................................15
              5.1 Regulatory Approvals. .................15
              5.2 Necessary Consents. ...................15

     6.  ADDITIONAL AGREEMENTS...........................15
              6.1 Employee Matters. .....................15
              6.2 Employment Agreement...................15
              6.3 PacSoft Office Location. ..............15
              6.4 Registration Rights. ..................16
                       6.4.1 Definitions.................16
                       6.4.2 Piggyback Registration......16
                       6.4.3 Obligations of REI..........16
                       6.4.4 Condition Precedent.........17
                       6.4.5 Underwriting Requirements...17
                       6.4.6 Indemnification.............17
                       6.4.7 Reports Under 1934 Act......19
                       6.4.8 Lock-up Agreement...........19
                       6.4.9 Delay of Registration.......19

     7.  INDEMNIFICATION OF THE PARTIES..................20
              7.1 Indemnification by Sellers.............20
              7.2 Indemnification by REI.................20
              7.3 Adjustments to Indemnification Payments20
              7.4 Indemnification Procedures.............20
              7.5 Manner of Indemnification. ............21



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     8.  CLOSING......................................... 21
              8.1 Closing Date. ......................... 22
              8.2 Deliveries  by  PacSoft  and  Sellers
                    at the Closing....................... 22
              8.3 Deliveries by REI at the Closing. ..... 22

     9.  SURVIVAL OF REPRESENTATIONS, WARRANTIES AND
         COVENANTS....................................... 22

     10. MISCELLANEOUS................................... 22
              10.1 Governing Law. ........................22
              10.2 Assignment;  Binding Upon  Successors
                     and Assigns......................... 23
              10.3 Severability. .........................23
              10.4 Counterparts. .........................23
              10.5 Other Remedies. .......................23
              10.6 Amendment and Waivers. ................23
              10.7 Expenses. .............................23
              10.8 Attorneys' Fees. ......................23
              10.9 Notices. ..............................23
              10.10 Construction of Agreement.............24
              10.11 No Joint Venture......................25
              10.12 Further Assurances....................25
              10.13 Absence of Third Party Rights.........25
              10.14 Entire Agreement......................25
              10.15 Press Releases........................25

           AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is entered into as of this 31st day of March, 1999, by and among Research Engineers, Inc., a Delaware corporation ("REI"), PacSoft Incorporated, a Washington corporation ("PacSoft"), and Karen Hunter, an individual, William Schmidt, an individual, and Mae Webb, an individual (collectively, "Sellers").

                         RECITALS

     A. Sellers own, in the aggregate, all of the issued and outstanding shares ("Shares") of capital stock of PacSoft.

     B. REI desires to acquire from Sellers the Shares, and Sellers desire to acquire from REI the Stock (as defined in Section 1.2 below), on the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, the parties to this Agreement agree as follows:

EXCHANGE OF SHARES.

Exchange of Shares. Subject to the terms and conditions set forth herein, at the Closing (as defined in Section 8 below), Sellers shall transfer, convey, assign and deliver the Shares to REI, and REI shall issue and deliver the Stock to Sellers.

Consideration and Exchange Ratio. The aggregate consideration to be given in exchange for the Shares shall consist of 50,000 shares of common stock, $.01 par value per share, of REI ("Stock"), which results in an exchange ratio of 83.3333 shares of Stock to be issued in exchange for each Share.

Tax Status of the Exchange. The exchange of the Shares for the Stock is intended to be a reorganization as described in Section 368(a) of the Internal Revenue Code of 1986 (the "Internal Revenue Code"), and this Agreement is intended to be a "plan of reorganization" within the meaning of the regulations promulgated under Section 368(a) of the Internal Revenue Code.

REPRESENTATIONS AND WARRANTIES OF PACSOFT AND SELLERS.



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                             8

         Except as set forth in a schedule dated the date of this Agreement and delivered by PacSoft to REI concurrently herewith ("Disclosure Schedule") specifically identifying the Sections of this Agreement requiring the delivery of such disclosure, PacSoft and Sellers jointly and severally represent and warrant to REI as set forth below. In this Agreement, any reference to any event, change or effect being "material" with respect to any entity or group of entities means any material event, change or effect related to the condition (financial or otherwise), properties, assets, liabilities, businesses, operations, results of operations or prospects of such entity or group of entities taken as a whole. In this Agreement, the term "Material Adverse Effect" used in connection with a party or any of that party's subsidiaries means any event, change or effect that is materially adverse to the condition (financial or otherwise), properties, assets, liabilities, businesses, operations, results of operations or prospects of that party and its subsidiaries, taken as a whole; provided, however, that a Material Adverse Effect shall not include any adverse effect resulting from general economic conditions or conditions affecting the engineering software market.

Organization; Good Standing; Qualification adn Power. PacSoft is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes qualification necessary, other than in jurisdictions where the failure to qualify would not have a Material Adverse Effect. PacSoft does not have any subsidiaries. PacSoft has made available to REI or its counsel complete and correct copies of the certificate or articles of incorporation and bylaws of PacSoft as amended to the date of this Agreement, and copies of all minutes of meetings and actions by written consent of shareholders, directors and board committees.

Capital Structure.

Stock. The authorized capital stock of PacSoft consists of 50,000 shares of Common Stock, $1.00 par value per share ("PacSoft Common Stock"). At the date of this Agreement, 600 shares of PacSoft Common Stock are issued and outstanding. All outstanding shares of PacSoft Common Stock are validly issued, fully paid and nonassessable and not subject to preemptive rights and are held of record and beneficially by Sellers, free and clear of all claims, liens and encumbrances. None of the shares of PacSoft Common Stock was issued in violation of any federal or state securities laws or other legal requirements.

No  Other  Commitments.   There  are  no  options,   warrants,  calls,  rights,
     commitments, conversion rights or agreements of any character to which PacSoft is a party or by which PacSoft is bound obligating PacSoft to issue, deliver or sell, or cause to be issued, delivered or sold, any shares of capital stock of PacSoft or securities convertible into or exchangeable for shares of capital stock of PacSoft, or obligating PacSoft to grant, extend or enter into any option, warrant, call, right, commitment, conversion right or agreement. There are no voting trusts or other agreements or understandings to which PacSoft or any Sellers is a party with respect to the voting of the capital stock of PacSoft.

Authority.

Corporate Action.  PacSoft has all  requisite  corporate  power and authority to enter into this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by PacSoft and the consummation by PacSoft of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of PacSoft. This Agreement has been duly executed and delivered by PacSoft and this Agreement is the valid and binding obligation of PacSoft, enforceable in accordance with its terms, except that such enforceability may be subject to (i) bankruptcy, insolvency, reorganization or other similar laws affecting or relating to enforcement of creditors' rights generally and (ii) general equitable principles.

Sellers' Authority. Sellers have full power and capacity to enter into this Agreement. This Agreement has been duly executed and delivered by Sellers and this Agreement is the valid and binding obligation of Sellers, enforceable in accordance with its terms, except that enforceability may be subject to (i) bankruptcy, insolvency, reorganization or other similar laws affecting or relating to enforcement of creditors' rights generally and
     (ii) general equitable principles.

No Conflict. Neither the execution, delivery and performance of this Agreement, nor the consummation of the transactions contemplated hereby nor compliance with the provisions hereof will conflict with, or result in any violations of, or cause a default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in, or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of PacSoft under any term, condition or provision of (x) the certificate or articles of incorporation or bylaws of PacSoft or (y) any loan or credit agreement, note, bond, mortgage, indenture, lease or other material agreement, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to PacSoft or its respective properties or assets, other than any such conflicts, violations, defaults, losses, liens, security interests, charges, or encumbrances which, individually or in the aggregate, would not have a Material Adverse Effect.

Governmental Consents. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign (each a "Governmental Entity"), is required to be obtained by PacSoft in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

Financial Statements. PacSoft has furnished to REI copies of: (a) the unaudited balance sheets of PacSoft at December 31, 1998 and February 28, 1999, and the related statements of income for the periods then ended. All financial statements referred to in this Section 2.4 ("PacSoft Financial Statements") are complete and correct, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the respective periods, and fairly present the financial condition of PacSoft at the respective dates thereof and the results of operation of PacSoft for the respective periods covered by the statements of income contained in therein. PacSoft does not have any material obligations or liabilities, contingent or otherwise, not fully disclosed by the PacSoft Financial Statements.

Compliance with Applicable Laws. The business of PacSoft is not being conducted in violation of any law, ordinance, regulation, rule or order of any Governmental Entity where the violation would have a Material Adverse Effect. PacSoft has not been notified by any Governmental Entity that any investigation or review with respect to PacSoft is pending or threatened, nor has any Governmental Entity notified PacSoft of its intention to conduct an investigation or review. PacSoft has all permits, licenses and franchises from Governmental Entities required to conduct its business as now being conducted, except for those whose absence would not have a Material Adverse Effect.

Insurance. PacSoft maintains and at all times since March 31,1996 has maintained fire and casualty and general liability insurance that PacSoft believes to be reasonably prudent for its business. PacSoft has delivered or made available to REI complete and correct copies of all such policies, together with all riders and amendments thereto. These policies are in full force and effect, and all premiums due thereon have been paid. PacSoft has complied in all material respects with the terms and provisions of the policies. The Disclosure Schedule sets out all claims made by PacSoft under any policy of insurance since March 31, 1996 and, in the opinion of PacSoft reasonably formed and held, there is no basis on which a claim should or could be made under any such policy.

Litigation. There is no suit, action, arbitration, demand, claim or proceeding pending or, to the best knowledge of PacSoft and Sellers, threatened against PacSoft, nor is there any judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against PacSoft that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

Employee Benefits.

                2. PacSoft has made available to REI a list of all employees of PacSoft and their salaries as of the date of this Agreement. PacSoft has made available to REI copies or descriptions of all written or formal plans or agreements involving direct or indirect compensation or benefits (including any employment agreements entered into between PacSoft and any employee of PacSoft, but excluding workers' compensation, unemployment compensation and other government-mandated programs) currently or previously maintained, contributed to or entered into by PacSoft under which PacSoft has any present or future obligation or liability (collectively, "PacSoft Employee Plans"). Copies of all PacSoft Employee Plans (and, if applicable, related trust agreements) and all amendments thereto and written interpretations thereof (including summary plan descriptions) have been made available to REI or its counsel. No contributions are due or past due from PacSoft with respect to any of the PacSoft Employee Plans. To PacSoft's and Sellers' knowledge, each of the PacSoft Employee Plans has been maintained in compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations that are applicable to the PacSoft Employee Plans except for noncompliance which would not have a Material Adverse Effect.

                3. PacSoft has made available to REI a list of each employment, severance or other similar contract, arrangement or policy and each plan or arrangement providing for insurance coverage (including any self-insured arrangements), workers' benefits, vacation benefits, severance benefits, disability benefits, death benefits, hospitalization benefits, retirement benefits, deferred compensation, profit-sharing, bonuses, stock options, stock purchase, phantom stock, stock appreciation or other forms of incentive compensation or post-retirement insurance, compensation or benefits for employees, consultants or directors which (i) is not one of the PacSoft Employee Plans, (ii) is entered into, maintained or contributed to, as the case may be, by PacSoft and (iii) covers any employee or former employee of PacSoft. The contracts, plans and arrangements described in this paragraph 2.8(d) are referred to collectively as the "PacSoft Benefit Arrangements." To PacSoft's and Sellers' knowledge, each of the PacSoft Benefit Arrangements has been maintained in substantial compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations which are applicable to PacSoft Benefit Arrangements. PacSoft has made available to REI or its counsel a complete and correct copy or description of each of the PacSoft Benefit Arrangements.

                4. There has been no amendment to, written interpretation or announcement by PacSoft relating to, or change in employee participation or coverage under, any of the PacSoft Employee Plans or PacSoft Benefit Arrangements that would increase materially the expense of maintaining the PacSoft Employee Plans or PacSoft Benefit Arrangements above the level of the expense incurred in respect thereof for the fiscal year ended December 31, 1998.

                5. To PacSoft's and Sellers' knowledge, PacSoft is in compliance in all material respects with all applicable laws, agreements and contracts relating to employment, employment practices, wages, hours, and terms and conditions of employment.

Absence of  Undisclosed  Liabilities.  Except  as  disclosed  on the  Disclosure
     Schedule, at February 28, 1999 ("PacSoft Balance Sheet Date"), (i) PacSoft has not had any liabilities or obligations of any nature (matured or unmatured, fixed or contingent) which were material to PacSoft and were not provided for in the balance sheet of PacSoft at the PacSoft Balance Sheet Date, a copy of which has been delivered to REI ("PacSoft Balance Sheet"); and (ii) all reserves established by PacSoft and set forth in the PacSoft Balance Sheet were reasonably adequate.

Absence of Certain Changes or Events. Since the PacSoft Balance Sheet Date, there has not occurred:

                6. any change in the condition (financial or otherwise), properties, assets, liabilities, businesses, operations, results of operations or prospects of PacSoft that could reasonably constitute a Material Adverse Effect;

                7. any amendments or changes in the certificate or articles of incorporation or bylaws of PacSoft;

                8. any damage, destruction or loss, whether covered by insurance or not, that could reasonably constitute a Material Adverse Effect;

                9. any redemption, repurchase or other acquisition of shares of PacSoft Common Stock by PacSoft, or any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to PacSoft Common Stock;

                10. any material increase in or modification of the compensation or benefits payable or to become payable by PacSoft to any of its directors or employees, except in the ordinary course of business consistent with past practice;

                11. any material increase in or modification of any bonus, pension, insurance or any of the PacSoft Employee Plans or PacSoft Benefit Arrangements (including, but not limited to, the granting of stock options, restricted stock awards or stock appreciation rights) made to, for or with any of its employees, other than in the ordinary course of business consistent with past practice;

                12.     any   acquisition   or  sale  of  a
   material amount of property or assets of PacSoft, other than in the ordinary course of business consistent with past practices;

                13.     any  alteration  in any term of any
   outstanding security of PacSoft;

                14. any (A) incurrence, assumption or guarantee by PacSoft of any debt for borrowed money; (B) issuance or sale of any securities convertible into or exchangeable for debt securities of PacSoft; or (C) issuance or sale of options or other rights to acquire from PacSoft, directly or indirectly, debt securities of PacSoft or any securities convertible into or exchangeable for any such debt securities;

                15.     any  creation  or   assumption   by
   PacSoft of any mortgage, pledge, security interest or lien or other encumbrance on any asset;

                16. any making of any loan, advance or capital contribution to or investment in any person other than (i) travel loans or advances made in the ordinary course of business of PacSoft, (ii) other loans and advances in an aggregate amount which does not exceed $10,000 outstanding at any time and
   (iii) purchases on the open market of liquid, publicly traded securities;

                17. any entering into, amendment of, relinquishment, termination or non-renewal by PacSoft of any contract, lease transaction, commitment or other right or obligation other than in the ordinary course of business;

                18. any transfer or grant of a right under the PacSoft IP Rights (as defined in Section 2.14), other than those transferred or granted in the ordinary course of business;

                19. any labor dispute or charge of unfair labor practice (other than routine individual grievances), any activity or proceeding by a labor union or representative thereof to organize any employees of PacSoft or any campaign being conducted to solicit authorization from employees to be represented by the labor union; or

                20. any agreement or arrangement made by PacSoft to take any action which, if taken prior to the date hereof, would have made any representation or warranty set forth in this Agreement untrue or incorrect unless otherwise disclosed.

No Defaults. PacSoft has not been in default under, and there exists no event, condition or occurrence which, after notice or lapse of time, or both, would constitute a default by PacSoft under any contract or agreement to which PacSoft is a party and which would, if terminated or modified, have a Material Adverse Effect.

Certain Agreements. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment (including, without limitation, severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any director or employee of PacSoft from PacSoft, under any of the PacSoft Employee Plans, PacSoft Benefit Arrangements or otherwise, (ii) materially increase any benefits otherwise payable under any of the PacSoft Employee Plans, the PacSoft Benefit Arrangements or otherwise or (iii) result in the acceleration of the time of payment or vesting of any benefits.

Taxes.

                21. For purposes of this Agreement, "Tax" or collectively "Taxes" means any and all federal, state, local, and foreign taxes, assessments, and other governmental charges, duties, impositions, and liabilities, including taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, estimated, excise and property taxes, together with all interest, penalties, and additions imposed with respect to those amounts and any obligations under any agreements or arrangements with any other person with respect to those amounts and including any liability for taxes of a predecessor entity.

                22.     Except   as   set   forth   in  the
   Disclosure Schedule:

                  (i) PacSoft has prepared and filed all required federal, state, local, and foreign returns, estimates, information statements, and reports relating to any and all Taxes ("Returns") concerning or attributable to PacSoft that are required to be filed by or with respect to PacSoft on or prior to the date of this Agreement, and each of the Returns shall be true, correct, and complete in all material respects and shall have been completed in accordance with applicable law;

                  (ii) PacSoft: (A) has paid or accrued in accordance with generally accepted accounting principles all Taxes concerning or attributable to PacSoft relating to periods ending on or before the date of this Agreement regardless of whether reflected on Returns and (B) has withheld with respect to its employees all federal and state income taxes, FICA, FUTA, and other Taxes required to be withheld;

                  (iii)....PacSoft has not been delinquent in the payment of any
Tax nor is there any Tax deficiency outstanding, proposed or assessed against PacSoft, nor has PacSoft executed any waiver of the statute of limitations on or extending the period for the assessment or collection of any Taxes;

                  (iv) No audit or other examination of any Return of PacSoft is presently in progress, nor has PacSoft been notified of any request for an audit or examination;

                  (v) PacSoft does not have any liabilities for unpaid federal, state, local and foreign Taxes which have not been accrued or reserved in accordance with generally accepted accounting principles on the PacSoft Balance Sheet, and PacSoft does not have knowledge of any reasonable basis for the assertion of any liability attributable to PacSoft or any of its assets and operations;

                  (vi) PacSoft has made available to REI and its counsel copies of all federal and state income and all state sales and use Tax Returns for all periods since December 31, 1995;

                  (vii)....There  are  no  liens,  pledges,   charges,   claims,
security interests, or other encumbrances of any sort ("Liens") on the assets of PacSoft relating or attributable to Taxes other than liens for sales and payroll taxes not yet due and payable;

                  (viii)...Neither PacSoft nor Sellers has knowledge of any reasonable basis for the assertion of any claim relating or attributable to Taxes which, if adversely determined, would result in any Lien on the assets of PacSoft;

                  (ix) None of the assets of PacSoft is property that is required to be treated as owned by any other person pursuant to the "safe harbor lease" provisions of former Code Section 168(f)(8), and none of the assets is treated as "tax-exempt use property" within the meaning of Code Section 168(h);

                  (x) PacSoft has not been included in any "consolidated," "unitary," or "combined" Return provided for under the law of the United States or any state or locality with respect to Taxes for any taxable period;

                  (xi) PacSoft is not a party to a tax sharing, allocation, indemnification or similar agreement or arrangement, nor does PacSoft owe any amount under any agreement or arrangement;

                  (xii)....No Return of PacSoft contains a disclosure  statement under Code Section 6662 (or predecessor provision) or any similar provision of state, local, or foreign law;

                  (xiii)...PacSoft is not nor has it at any time been a "United States real property holding corporation" within the meaning of Code Section 897(c)(2);

                  (xiv)....No   indebtedness   of   PacSoft
consists of "corporate acquisition indebtedness" within the meaning of Code Section 279;

                  (xv) PacSoft has not taken any action not in accordance with past practice that would have the effect of deferring any Tax liability of PacSoft from any period ending on or before the Closing Date to any taxable period ending after the Closing Date;

                  (xvi)....PacSoft  was  not  acquired  in  a  "qualified  stock purchase" under Code Section 338(d)(3), and no elections under Code Section 338(g), protective carryover basis elections, or offset prohibition elections are applicable to PacSoft or any predecessor corporations; and

                  (xvii)...The tax bases of the assets of PacSoft for purposes of determining future amortization, depreciation, and other federal income tax deductions are accurately reflected on the tax books and records of PacSoft.

Intellectual Property.

                23. PacSoft owns or has acquired all material Intellectual Property Rights (as defined below), including rights to make, use and sell goods and services, as necessary or required for the conduct of its business as presently conducted (the Intellectual Property Rights being referred to as the "PacSoft IP Rights"), and these rights are reasonably sufficient for the conduct of its business;

                24. the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not constitute a material breach of any instrument or agreement governing any PacSoft IP Rights ("PacSoft IP Rights Agreements"), will not cause the forfeiture or termination or give rise to a right of forfeiture or termination of any PacSoft IP Right or materially impair the right of PacSoft or REI to use, sell or license any PacSoft IP Right or portion thereof (except where the breach, forfeiture or termination would not have a Material Adverse Effect);

                25. neither the manufacture, marketing, license, sale or intended use of any product currently licensed or sold by PacSoft or currently under development by PacSoft violates any license or agreement between PacSoft and any third party or infringes any Intellectual Property Right of any other party; and there is no pending or threatened claim or litigation contesting the validity, ownership or right to use, sell, license or dispose of any PacSoft IP Right nor is there any basis for any claim, nor has PacSoft received any written notice asserting that any PacSoft IP Right or the proposed use, sale, license or disposition thereof conflicts or will conflict with the rights of any other party, nor is there any basis for any assertion; and

                26. PacSoft has taken reasonable and practicable steps designed to safeguard and maintain its proprietary rights in all material PacSoft IP Rights. All officers, employees and consultants of PacSoft have executed and delivered to PacSoft an agreement regarding the protection of proprietary information and the assignment to PacSoft of all Intellectual Property Rights arising from the services performed for PacSoft by those persons. No current or prior officer, employee or consultant of PacSoft claims an ownership interest in any PacSoft IP Rights as a result of having been involved in the development of that property while employed by or consulting to PacSoft, or otherwise.

              The term "Intellectual Property Rights" shall mean all worldwide industrial and intellectual property rights, including, without limitation, patents, patent applications, patent rights, trademarks, trademark registrations, trademark registration applications, trade names, service marks, service mark registrations, service mark registration applications, copyrights, copyright registrations, copyright registration applications, franchises, licenses, inventories, know-how, trade secrets, customer lists, proprietary processes and formulae, all source and object codes, algorithms, architecture, structure, display screens, layouts, inventions, development tools and all documentation and media constituting, describing or relating to the above, including, without limitation, manuals, memoranda and records.

Fees and Expenses. PacSoft has not paid or become obligated to pay any fee or commission to any broker, finder or intermediary in connection with the transactions contemplated by this Agreement.

Environmental Matters.

                27. None of the properties or facilities of PacSoft is in violation of any federal, state or local law, ordinance, regulation or order relating to industrial hygiene or to the environmental conditions on, under or about the properties or facilities, including, but not limited to, soil and ground water condition, except where the violations individually or in the aggregate would not constitute a Material Adverse Effect. During the time that PacSoft has owned or leased its respective properties and facilities, neither PacSoft nor, to PacSoft's and Sellers' knowledge, any third party, has released, used, generated, manufactured or stored on, under or about the properties or facilities or transported to or from the properties or facilities any hazardous materials.

                28. There has been no litigation brought or threatened against PacSoft by, or any settlement reached by PacSoft with, any party or parties alleging the presence, disposal, release or threatened release of any hazardous materials on, from or under any of the properties or facilities owned or leased by PacSoft.

Disclosure. No representation or warranty made by PacSoft in this Agreement, nor any document, written information, written statement, financial statement, certificate or exhibit prepared and furnished or to be prepared and furnished by PacSoft or its representatives pursuant hereto or in connection with the transactions contemplated hereby, when taken together, contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements or facts contained herein or therein not misleading in light of the circumstances under which they were furnished.

Restrictions on Business Activities. There is no material agreement, judgment, injunction, order or decree binding upon PacSoft that has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of PacSoft, any acquisition of property by PacSoft or the conduct of business by PacSoft as currently conducted.

Accounts Receivalbe. The accounts receivable shown on the PacSoft Balance Sheet as of the PacSoft Balance Sheet Date, or thereafter acquired prior to the date hereof, have been and are (as the case may be) collectible within 90 days from the Closing Date in amounts not less than the aggregate amounts thereof carried on the books of PacSoft reduced by the reserves for discounts and bad debts, if any, taken on the PacSoft Balance Sheet.

Personal Property.  PacSoft has good title, free and clear of all title defects, objections and liens, including without limitation, leases, chattel mortgages, conditional sales contracts, collateral security arrangements and other title or interest-retaining arrangements, to all of its machinery, equipment, furniture, inventory and other personal property. All personal property used in the business of PacSoft is in good operating condition. All of the leases to personal property utilized in the business of PacSoft are valid and enforceable against PacSoft and are not in default by PacSoft or any of the other parties thereto.

Real Property. PacSoft does not own any real property. The Disclosure Schedule contains a list of all leases for real property to which PacSoft is a party, the square footage leased with respect to each lease and the expiration date of each lease. These leases are valid and enforceable and are not in default. To the best knowledge of PacSoft and Sellers, the real property leased or occupied by PacSoft, the improvements located thereon, and the furniture, fixtures and equipment relating thereto (including plumbing, heating, air conditioning and electrical systems), conform to any and all applicable health, fire, safety, zoning, land use and building laws, ordinances and regulations. There are no outstanding contracts made by PacSoft for any improvements made to the real property leased or occupied by PacSoft that have not been paid for.

Warranties. PacSoft has made no warranties or guarantees relating to its products other than as implied or required by law. The Disclosure Schedule contains a list of all warranty and indemnification obligations of PacSoft relating to patents and other proprietary rights.

Contracts. TheDisclosure Schedule lists all oral or written agreements, notes, instruments, or contracts to which PacSoft is a party or by which its assets or properties may be bound which involve the payment or receipt of more than $25,000 (on an annual basis), or which have a term of more than one year, or which involve intellectual property, or which are employment or consulting agreements ("PacSoft Contracts"). PacSoft is not in default in performance of its obligations under any material provisions of the PacSoft Contracts. Neither PacSoft nor Sellers have any knowledge of any violation of any PacSoft Contract by any other party thereto and have no knowledge of any intent by any other party to a PacSoft Contract not to perform its obligations under any PacSoft Contract.

Products and Distribution. The Disclosure Schedule contains a complete list of the top five software products (by title, determined by aggregate net sales by PacSoft during the last fiscal year from the title) developed, sold, published and/or distributed by PacSoft ("PacSoft Developed Products") and the expected top five products (by title, determined by the projected net sales for the title in its first year after introduction) under development or consideration by PacSoft with a scheduled ship date on or prior to December 31, 1999 ("PacSoft Products Under Development," and collectively with the PacSoft Developed Products, the "PacSoft Products").

                29. The Disclosure Schedule sets forth, for each PacSoft Product, the following: (i) a list of all material contracts and agreements (including without limitation all material development, trademark license, technology license, distribution or other agreements) relating to the PacSoft Product; (ii) whether the PacSoft Product has been developed internally (i.e., substantially entirely by employees of PacSoft) or externally (i.e., including substantive contributions by one or more independent contractors to PacSoft) and, if externally, the Disclosure Schedule sets forth the identity of the significant independent contractors and a list of the material agreements with those independent contractors; (iii) the material advances paid or payable, and the material royalties payable, to any third parties with respect to that PacSoft Product; and (iv) a list of the third parties with significant distribution or publication rights to that PacSoft Product together with a description of: (A) the territory in which the third party has distribution rights; and (B) whether the distribution rights are exclusive or nonexclusive.

                30. The Disclosure Schedule sets forth, for each PacSoft Product Under Development, the following (as of the date of this Agreement): (i) the currently scheduled public availability date (which dates PacSoft believes to be reasonable); (ii) a schedule of development milestone events and any material related payments, including both milestones already achieved in the past six months and those scheduled for the future; and (iii) whether any significant development milestone for the PacSoft Product has been missed in the past six months by more than 30 days.

Development Tools. The Disclosure Schedule contains a complete list of all material software development tools used or currently intended to be used by PacSoft in the development of any of the PacSoft Developed Products, except for any tools that are generally available and are used in their generally available form (such as standard compilers) ("PacSoft Development Tools"). The Disclosure Schedule also sets forth, for each PacSoft
     Development Tool: (a) for any PacSoft Development Tool not entirely developed internally by the employees of PacSoft, the identity of the independent contractors and consultants involved in a material way in such development and a list of the material agreements with such independent contractors and consultants with respect to the PacSoft Development Tools;
     (b) a list of any third parties with any rights to receive material royalties or other payments with respect to such PacSoft Development Tools, and a schedule of all such royalties payable; (c) a list of any material restrictions on PacSoft's unrestricted right to use and distribute the PacSoft Development Tools; and (d) a list of all agreements with third parties for the use by the third party of the PacSoft Development Tools.

Investment Representation. Each Seller acknowledges that, upon issuance, the Stock will not have been "registered" and will therefore be "restricted securities" as these terms are used under the Securities Act and the rules and regulations thereunder. By their execution of this Agreement, each Seller agrees, represents and warrants that (i) his or her acquisition of the Stock is for investment only, for his or her own account and not with a view to "distribution" as that term is used under the Securities Act, (ii) he or she is an "accredited investor" as that term is used in Regulation D under the Securities Act, and (iii) he or she has received copies of REI's Form 10-KSB for the fiscal year ended March 31, 1998, and Form 10-QSB for the quarters ended June 30 and September 30, 1998 and December 31, 1999. Each Seller agrees that he or she shall not at any time make any sale, pledge, hypothecation, gift or other transfer of Stock except pursuant to an effective registration statement under the Securities Act or pursuant to the provisions of Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act, and in accordance with any applicable state "blue sky" or other securities laws, and that prior to making any sale or other disposition of Stock pursuant to any such exemption, he or she shall, if requested by REI, obtain an opinion of counsel, satisfactory to REI's counsel, that such sale complies with applicable federal and state securities laws. Each Seller agrees that he or she has been informed that the Stock must be held indefinitely unless the Stock is subsequently registered under the Securities Act or an exemption from such registration is available and he or she understands that any sale of the Stock made in reliance upon Rule 144, or any other like rule, can be made only in limited amounts in accordance with the terms and conditions of those rules and, if those rules are not applicable, any resale may require compliance with another available exemption under the Securities Act or, in the alternative, may require registration of the Stock. Sellers acknowledge that, except as expressly set forth in Section 6.4, REI makes no representation or covenant that it shall conduct its affairs so as to permit sales under Rule 144 and REI is under no obligation to register or repurchase the Stock. Sellers acknowledge that REI shall cause a legend to be placed on the certificates representing the Stock to reflect the foregoing.

Year 2000 Compliance. Allcomputer hardware or software owned, used, or provided by PacSoft, including, but not limited to, microcode, firmware, system and application programs, files, databases, and computer services, the failure or disfunctionality of which would either individually or in the aggregate constitute a Material Adverse Event, is Year 2000 Compliant. The term "Year 2000 Compliant" means that the hardware or software will:

                31.     process  date  data  from at  least
   the  years   1900   through   2101   without   error  or
   interruption;

                32.     maintain     functionality     with
   respect to the introduction, processing or output of records containing dates falling on or after January 1, 2000; and

                33. be interoperable with other software or hardware that may deliver records to, receive records from, or interact with, the hardware or software in the course of processing data.

REPRESENTATIONS AND WARRANTIES OF REI.

         REI hereby represents and warrants to PacSoft and Sellers that:

Organization; Good Standing; Qualification adn Power. REIis a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

Capital Structure.

Stock, Options adn Warrants. Theauthorized capital stock of REI consists of 20,000,000 shares of Common Stock, $.01 par value ("REI Common Stock"), and 5,000,000 shares of Preferred Stock, $.01 par value ("REI Preferred Stock"). At the close of business on March 31, 1999, 5,688,209 shares of REI Common Stock were issued and outstanding, and 971,550 shares of REI Common Stock were reserved for issuance upon the exercise of outstanding options ("REI Options") and warrants ("REI Warrants") to purchase REI Common Stock. No shares of REI Preferred Stock are issued or outstanding. All outstanding shares of REI Common Stock are validly issued, fully paid and nonassessable and not subject to preemptive rights.

No Other Commitments. Except for the REI Options and REI Warrants disclosed in or pursuant to Section 3.2.1, there are no options, warrants, calls, rights, commitments, conversion rights or agreements of any character to which REI is a party or by which REI is bound obligating REI to issue, deliver or sell, or cause to be issued, delivered or sold, any shares of capital stock of REI or securities convertible into or exchangeable for shares of capital stock of REI, or obligating REI to grant, extend or enter into any such option, warrant, call, right, commitment, conversion right or agreement.

Authority.

Corporate Action.  REI has all requisite  corporate power and authority to enter into this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by REI and the consummation by REI of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of REI. This Agreement has been duly executed and delivered by REI and this Agreement is the valid and binding obligation of REI, enforceable in accordance with its terms, except that enforceability may be subject to (i) bankruptcy, insolvency, reorganization or other similar laws affecting or relating to enforcement of creditors' rights generally and (ii) general equitable principles.

No Conflict. Neither the execution, delivery and performance of this Agreement, nor the consummation of the transactions contemplated hereby nor compliance with the provisions hereof will conflict with, or result in any violations of, or cause a default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in, or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of REI or any of the REI Subsidiaries under, any term, condition or provision of (x) the certificate or articles of incorporation or bylaws of REI or any of the REI Subsidiaries or (y) any loan or credit agreement, note,  bond,  mortgage,  indenture,  lease  or  other  material  agreement, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to REI or any of the REI Subsidiaries or their respective properties or assets, other than any such conflicts, violations, defaults, losses, liens, security interests, charges or encumbrances which, individually or in the aggregate, would not have a Material Adverse Effect.

Governmental Consents. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required to be obtained by REI or any of the REI Subsidiaries in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for securities law filings to be made in connection with the issuance of the Stock.

Litigation. There is no suit, action, arbitration, demand, claim or proceeding pending or, to the best knowledge of REI, threatened against REI or any of the REI Subsidiaries in connection with or relating to the transactions contemplated by this Agreement or of any action taken or to be taken in connection herewith or the consummation of the transactions contemplated hereby.

Fees and Expenses. REI has not paid or become obligated to pay any fee or commission to any broker, finder or intermediary in connection with the transactions contemplated by this Agreement.

PACSOFT AND SELLERS COVENANTS.

Regulatory Approvals. PacSoft will promptly execute and file, or join in the execution and filing of, any application or other document that may be necessary in order to obtain the authorization, approval or consent of any governmental body, federal, state, local or foreign, which may be required, or which REI may reasonably request, in connection with the consummation of the transactions contemplated by this Agreement. PacSoft will use its best efforts to promptly obtain all such authorizations, approvals and consents.

Necessary Consents. PacSoft will use its best efforts to obtain such written consents and take such other actions as may be necessary or appropriate in addition to those set forth in Section 4.1 to allow the consummation of the transactions contemplated hereby.

Cooperation in Audit. PacSoft and Sellers shall cooperate fully with REI and its auditors in having the financial statements of PacSoft audited to the extent required by SEC and Nasdaq rules and regulations applicable to REI, including providing access to the information referred to in Section 4.3 and any other information necessary in order to complete the audit. The audit will be performed by REI's auditors at REI's expense.

REI COVENANTS

Regulatory  Approvals.  REI  will  promptly  execute  and  file,  or join in the execution and filing of, any application or other document that may be necessary in order to obtain the authorization, approval or consent of any governmental body, federal, state, local or foreign which may be required, or which PacSoft may reasonably request, in connection with the consummation of the transactions contemplated by this Agreement. REI will use its best efforts to promptly obtain all such authorizations, approvals and consents.

Necessary Consents. REI will use its best efforts to obtain such written consents and take such other actions as may be necessary or appropriate in addition to those set forth in Section 5.1 to allow the consummation of the transactions contemplated hereby.

ADDITIONAL AGREEMENTS.

Employee Matters. PacSoft and Sellers represent and warrant that on or prior to the date of this Agreement, PacSoft has paid to each of its employees one-half of the value (at the employee's current rate of pay) of any vacation hours accrued prior to the Closing in excess of 160 hours, and any additional accrued vacation hours have been forfeited by the employee. Following the Closing, all employees of PacSoft will be offered employment by REI. Those employees will be provided employment benefits that are similar to those they currently receive from PacSoft. Notwithstanding the foregoing, REI makes no representation, warranty or promise as to the length of time that any such employee will remain in the employ of REI following the Closing (except with respect to those employees who become parties to employment agreements pursuant to Section 6.2).

Employee  Agreement.  At the  Closing,  REI and Karen Hunter shall enter into an employment agreement satisfactory in form and substance to REI and Ms. Hunter. The employment agreement with Ms. Hunter shall contain non-competition provisions satisfactory in form and substance to REI and Ms. Hunter.

PacSoft Office Location. Following the Closing, the principal office of PacSoft will be maintained in the general area where it is presently located; provided, however, that REI makes no representation, warranty or promise as to the specific length of time that such office will be maintained in such general area.

Registration Rights.

Definitions.  For purposes of Section 6.4:

                         34.     The   terms    "register,"
   "registered,"  and  "registration"  refer  to  a  registration   effected  by
   preparing and filing a registration statement in compliance with the Act and the declaration or ordering of effectiveness of such registration statement;

                         35.     The   term    "Registrable
   Securities" refers to the Stock and any Common Stock of REI issued as a dividend or other distribution with respect to, or in exchange or in replacement of, the Stock or such Common Stock, except that the Stock (or any particular shares of the Stock) shall cease to be Registrable Securities when and to the extent (i) a registration statement with respect to the sale of such shares of the Stock has become effective under the Act and the Stock has been disposed of in accordance with such registration statement; (ii) the shares of Stock held by any Holder shall have been or may be sold to the public by that Holder in their entirety in any three month period pursuant to Rule 144 or any successor provision under the Securities Act; (iii) such shares of the Stock shall have been otherwise transferred, new certificates for the Stock not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of the Stock does not require registration or qualification under the Act or any similar state law then in force in the opinion of legal counsel for REI; or (iv) the Stock has ceased to be outstanding; and

                         36.     The  term  "Holder"  means
   any Seller holding Registrable Securities.

Piggyback Registration. Subject to Section 6.4.5, if at any time REI proposes to register any of REI Common Stock under the Securities Act on a form that would also permit the registration of the Registrable Securities, REI shall, each such time, promptly give each Holder written notice of such determination. Upon the written request of any Holder delivered to REI within ten days after mailing of any such notice by REI, REI shall use its best efforts to cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested be registered.

Obligations of REI. Whenever required under Section 6.4.2 to use its best efforts to effect the registration of any Registrable Securities, REI shall, as expeditiously as reasonably possible:

                         37.     Prepare  and file with the
   SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective; provided, however, that in connection with any proposed registration intended to permit an offering of any securities from time to time (i.e., a so-called "shelf registration"), the Company shall in no event be obligated to cause any such registration to remain effective for more than 90 days.

                         38.     Prepare  and file with the
   SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                         39.     Furnish  to  the   Holders
   such numbers of copies of a prospectus, including a preliminary prospectus, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                         40.     Use its  best  efforts  to
   register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement, provided that REI shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and further provided that (notwithstanding anything in this Agreement to the contrary with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of such securities in that jurisdiction be borne by selling shareholders, then such expenses shall be payable by selling shareholders pro rata, to the extent required by such jurisdiction.

Condition Precendent. It shall be a condition precedent to the obligations of REI to take any action pursuant to this Section 6.4 that the Holders shall furnish to REI such information regarding them, the Registrable Securities held by them, and the intended method of disposition of such securities as REI shall reasonably request and as shall be required in connection with the action to be taken by REI.

Underwriting  Requirements.   In  connection  with  any  offering  involving  an
     underwriting of shares being issued by REI, REI shall not be required under
     Section 6.4.2 to include any of the Holders' Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between REI and the underwriters selected by it or them, and then only in such quantity as will not, in the written opinion of the underwriters, jeopardize the success of the offering by REI. If the total amount of securities that all Holders request to be included in such offering exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering, REI shall only be required to include in the offering so many of the securities of the selling Holders as the underwriters believe will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling Holders according to the total amount of securities owned by said selling Holders, or in such other proportions as shall mutually be agreed to by such selling Holders), provided that no such reduction shall be made with respect to any securities offered by REI for its own account.

Indemnification. If any Registrable Securities are included in a registration statement under this Section 6.4:

                         41.     To  the  extent  permitted
   by law, REI will indemnify each Holder requesting or joining in a registration, any underwriter (as defined in the Securities Act) for it, and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act, against any losses, claims, damages, or liabilities joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, except to the extent the untrue statement or omission resulted from information that the Holder furnished in writing to REI expressly for use therein or by the Holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto to any purchaser after REI has furnished the Holder with copies of the relevant documents.

                         42.     To  the  extent  permitted
   by law, each Holder requesting or joining in a registration will indemnify REI, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls REI within the meaning of the Securities Act, and each agent and any underwriter for REI (within the meaning of the Securities Act) against any losses, claims, damages, or liabilities to which REI or any such director, officer, controlling person, agent, or underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims damages, or liabilities (or actions in respect thereto) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements  thereto,  or arise  out of or are  based  upon the  omission  or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by REI or any such director, officer, controlling person, agent, or underwriter in connection with investigating or defending any such loss, claim, damage, liability, or action. This indemnity will be in addition to any liability which each Holder may otherwise have.

                         43.     If   the   indemnification
   provided for in paragraphs (a) and (b) above is unavailable to any indemnified party in respect of any loss, claim, damage, liability or action referred to herein, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnified parties and the indemnifying parties in connection with the actions or omissions which resulted in such loss, claim, damage, liability or action, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Exchange Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                         44.     Any  person   entitled  to
   indemnification hereunder will: (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification; and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. The indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled or elects not to assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other such indemnified parties with respect to such claim.

                         45.     Notwithstanding   anything
   to the contrary contained in this Agreement, the obligations of REI and Holders under this Section 6.4 shall survive the completion of any offering of Registrable Securities.

Reports Under 1934 Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of REI to the public without registration, REI agrees to use its best efforts to:

                         46.     Make   and   keep   public
   information available as those terms are understood and defined in Rule 144;

                         47.     File  with  the  SEC  in a
   timely manner all reports and other documents required of REI under the Securities Act and the 1934 Act; and

                         48.     Furnish  to any  Holder so
   long as such Holder owns any of the Stock or Registrable Securities forthwith upon request (i) a written statement by REI that it has complied with the reporting requirements of Rule 144 and of the Securities Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of REI, and
   (iii) such other reports and documents so filed by REI as may be reasonably requested in availing any Holder of any rule or regulation of the SEC permitting the selling of any such securities without registration.

Lock-up Agreement.  Inconsideration  for REI agreeing to its  obligations  under this Section 6.4, each Holder agrees in connection with any registration of REI's securities that, upon the request of REI or the underwriters managing any underwritten offering of REI's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of REI or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as REI or the underwriters may specify.

Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 6.4.

INDEMNIFICATION OF THE PARTIES.

Indemnification by Sellers.  Sellers shall,  jointly and  severally,  indemnify, defend, protect and hold harmless REI, each of subsidiary of REI, and each of their respective successors and assigns and each of their respective directors, officers, employees, agents and affiliates (each an "REI Indemnified Party"), at all times from and after the date of this Agreement against all losses, claims, damages, actions, suits, proceedings, demands, assessments, adjustments, costs and expenses ("Losses") (including specifically, but without limitation, reasonable attorneys' fees and expenses of investigation ("Legal Expenses")) based upon, resulting from or arising out of (i) any inaccuracy or breach of any representation or warranty of PacSoft or Sellers contained in or made in connection with this Agreement, and (ii) the breach by PacSoft or Sellers of, or the failure by PacSoft or Sellers to observe, any of their respective covenants or other agreements contained in or made in connection with this Agreement.

Indemnification by REI. REI shall indemnify,  defend,  protect and hold harmless
     Sellers (each a "Seller Indemnified Party"), at all times from and after the date of this Agreement against all Losses based upon, resulting from or arising out of (i) any inaccuracy or breach of any representation or warranty of REI contained in or made in connection with this Agreement, and
     (ii) the breach by REI of, or the failure by REI to observe, any of its covenants or other agreements contained in or made in connection with this Agreement.

Adjustments to Indemnification Payments. Any payment made to any REI Indemnified
     Party or any Seller Indemnified Party (each, an "indemnified party") pursuant to this Section 7 in respect of any claim will be net of any insurance proceeds realized by and paid to the indemnified party in respect of any such claim. The indemnified party will use its reasonable efforts to make insurance claims relating to any claim for which it is seeking indemnification pursuant to this Section 7; provided, however, that the indemnified party will not be obligated to make such an insurance claim if the indemnified party in its reasonable judgment believes the cost of pursuing such an insurance claim, together with any corresponding increase in insurance premiums or other chargebacks to the indemnified party, would exceed the value of the claim for which the indemnified party is seeking indemnification.

Indemnification Procedures.

                49. Promptly after receipt by an indemnified party of notice of the commencement of any action, suit or proceeding by a person not a party to this Agreement in respect of which the indemnified party will seek indemnification hereunder (a "Third Party Action"), the indemnified party shall notify the party required to provide indemnification (the "indemnifying party") in writing, but any failure to so notify the indemnifying party shall not relieve it from any liability that it may have to the indemnified party under Section 7.1 or 7.2, except to the extent that the indemnifying party is prejudiced by the failure to give such notice. The indemnifying party shall be entitled to participate in the defense of such Third Party Action and to assume control of such defense (including settlement of such Third Party Action) with counsel reasonably satisfactory to such indemnified party; provided, however, that:

                50. the indemnified party shall be entitled to participate in the defense of such Third Party Action and to employ counsel at its own expense (which shall not constitute Legal Expenses for purposes of this Agreement) to assist in the handling of such Third Party Action;

                51. the indemnifying party shall obtain the prior written approval of the indemnified party before entering into any settlement of such Third Party Action or ceasing to defend against such Third Party Action, if pursuant to or as a result of such settlement or cessation, injunctive or other equitable relief would be imposed against the indemnified party or the indemnified party would be adversely affected thereby;

                52. no indemnifying party shall consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by each claimant or plaintiff to each indemnified party of a release from all liability in respect of such Third Party Action; and

                53. the indemnifying party shall not be entitled to control the defense of any Third Party Action unless the indemnifying party confirms in writing its assumption of such defense and continues to pursue the defense reasonably and in good faith. After written notice by the indemnifying party to the indemnified party of its election to assume control of the defense of any such Third Party Action in accordance with the foregoing, (i) the indemnifying party shall not be liable to such indemnified party hereunder for any Legal Expenses subsequently incurred by such indemnified party attributable to defending against such Third Party Action, and (ii) as long as the indemnifying party is reasonably contesting such Third Party Action in good faith, the indemnified party shall not admit any liability with respect to, or settle, compromise or discharge the claim underlying, such Third Party Action without the indemnifying party's prior written consent. If the indemnifying party does not assume control of the defense of such Third Party Action in accordance with this Section 7.4, the indemnified party shall have the right to defend and/or settle such Third Party Action in such manner as it may deem appropriate at the cost and expense of the indemnifying party, and the indemnifying party will promptly reimburse the indemnified party therefor in accordance with this Section 7.4. The reimbursement of fees, costs and expenses required by this Section 7.4 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

                54. If an indemnified party has actual knowledge of any facts or circumstances other than the commencement of a Third Party Action which cause in good faith it to believe that it is entitled to indemnification under this
   Section 7, then such indemnified party shall promptly give the indemnifying party notice thereof in writing, but any failure to so notify the indemnifying party shall not relieve it from any liability that it may have to the indemnified party under Section 7.1 or 7.2, except to the extent that the indemnifying party is prejudiced by the failure to give such notice.

Manner of Indemnification. All indemnification under this Section 7 shall be effected by the payment of cash or delivery of a bank cashier's check, or by a combination of the foregoing.

CLOSING.

Closing Date.  The closing of the  transactions  contemplated  by this Agreement
     ("Closing") will take place concurrently with the execution of this Agreement at the offices of Rutan & Tucker LLP, 611 Anton Boulevard, Suite 1400, Costa Mesa, California 92626, unless another place, time and date is selected by PacSoft and REI ("Closing Date").

Deliveries by PacSoft and Sellers at the Closing.  At the  Closing,  PacSoft and
     Sellers shall deliver to REI:

                55. Certificates representing all of the Shares, free of liens and encumbrances, accompanied by duly executed stock powers made by each Seller in favor of REI with all necessary transfer stamps affixed thereto or other evidence of payment of applicable stock transfer taxes, if any;

                56.  All  other  documents,   instruments,  consents  and  other
   deliveries required to be delivered by PacSoft and Sellers pursuant to this Agreement.

Deliveries by REI at the Closing.  At the Closing, REI shall deliver to Sellers:

                57.     Certificates    representing    the
   Stock, with facsimile signatures of appropriate REI officers and endorsement by REI's transfer agent; and

                58.  All  other  documents,   instruments,  consents  and  other
   deliveries required to be delivered by REI pursuant to this Agreement.

SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS.

         All representations, warranties and covenants contained in this Agreement and any other documents or instruments delivered in connection with this Agreement will remain operative and in full force and effect, regardless of any investigation made by or on behalf of the parties to this Agreement, until three years after the Closing Date, except for covenants that by their terms survive for a longer period and except (i) with respect to Sellers' obligations for damages arising with respect to taxes for any period or part thereof prior to the Closing or any breach of the representations, warranties and covenants with respect to employee benefits, taxes and environmental laws, which obligations shall continue until the applicable statute of limitations has expired and (ii) with respect to Sellers' obligations for damages arising out of any breach of the representations and warranties contained in Section 2.2 and elsewhere herein relating to the Shares, which obligations shall continue forever.

MISCELLANEOUS.

Governing Law. The internal laws of the State of California (irrespective of its choice of law principles) will govern the validity of this Agreement, the construction of its terms and the interpretation and enforcement of the rights and duties of the parties hereto. The parties hereby consent in any dispute, action, litigation or other proceeding concerning this Agreement to the jurisdiction of the courts of California, with the County of Orange being the sole venue for bringing of the action or proceeding.

Assignment; Binding Upon Successors adn Assigns. No party hereto may assign any of its rights or obligations hereunder without the prior written consent of the other parties hereto. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Severability. If any provision of this Agreement, or the application thereof, will for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the interest of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the greatest extent possible, the economic, business and other purpose of the void unenforceable provision.

Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original as regards any party whose signature appears thereon and all of which together will constitute one and the same instrument. This Agreement will become binding when one or more counterparts hereof, individually or taken together, will bear the signatures of all the parties reflected hereon as signatories.

OtherRemedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law on such party, and the exercise of any one remedy will not preclude the exercise of any other.

Amendments and Waivers.  Anyterm or provision of this  Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by the party to be bound thereby. The waiver by a party of any breach hereof or default in the performance hereof will not be deemed to constitute a waiver of any other default or any succeeding breach or default.

Expenses. REI, on the one hand, and Sellers, on the other, will each bear their own expenses and legal fees incurred with respect to this Agreement and the transactions contemplated hereby. Sellers shall be responsible for all expenses and legal fees incurred by PacSoft with respect to the negotiation and entry into this Agreement and the transactions contemplated hereby.

Attorneys' Fees. Should suit be brought to enforce or interpret any part of this Agreement, the prevailing party will be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees to be fixed by the court (including, without limitation, costs, expenses and fees on any appeal).

Notices. Allnotices and other communications pursuant to this Agreement shall be in writing and deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by nationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following address (at such other address for a party as shall be specified by like notice):

         If to PacSoft to:     PacSoft Incorporated
                               14024  NE  181st  Street,  Suite 201
                               Woodinville, Washington 98041
                               Attention:    Chief    Executive Officer
                               Telecopier: (425) 489-1535

         If to REI to:         Research     Engineers, Inc.
                               22700 Savi Ranch Parkway
                               Yorba Linda, California 92887
                               Attention: President
                               Telecopier: (714) 974-4771

         With a copy to:...    Rutan & Tucker, LLP
                               611 Anton, Suite 1400
                               Costa Mesa, California 92626
                               Attention: Gregg Amber, Esq.
                               Telecopier: (714) 546-9035

         If to Sellers to:     Karen Hunter
                               22609 102nd Avenue, SE
                               Woodinville, Washington 98072

                               William Schmidt
                               9614 180th Street, SE
                               Snohomish, Washington 98296

                               Mae Webb
                               106 NW 112th Street
                               Seattle, Washington 98177

         All notices and other communications shall be deemed to have been received (a) in the case of personal delivery, on the date of delivery, (b) in the case of a telecopy, when the party receiving the copy shall have confirmed receipt of the communication, (c) in the case of delivery by nationally-recognized overnight courier, on the business day following dispatch, and (d) in the case of mailing, on the third business day following such mailing.

Construction of Agreement. Thelanguage in all parts of this Agreement shall be in all cases construed simply according to its fair meaning and not strictly for or against any party. Whenever the context requires, all words used in the singular will be construed to have been used in the plural, and vice versa, and each gender will include any other gender. The captions of the Sections and Subsections of this Agreement are for convenience only and shall not affect the construction or interpretation of any of the provisions of this Agreement. This Agreement has been negotiated between unrelated parties who are sophisticated and knowledgeable in the matters contained in this Agreement and who have acted in their own self interest. In addition, each party affirms that it has been afforded the opportunity to receive independent advice from its respective legal counsel as to the advisability of entering into this Agreement and to consult and discuss the provisions of this Agreement with its respective legal counsel and fully understands the legal effect of each provision. Accordingly, any rule of law, including Section 1654 of the California Civil Code, as well as any other statute, law, ordinance or common law principles or other authority of any jurisdiction of similar effect, or legal decision that would require interpretation of any ambiguities in this Agreement against the party who has drafted it is not applicable and is hereby waived. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the purpose of the parties, and this Agreement shall not be interpreted or construed against any party to this Agreement because that party or any attorney or representative for that party drafted this Agreement or participated in the drafting of this Agreement.

No Joint Venture. Nothing contained in this Agreement will be deemed or construed as creating a joint venture or partnership between any of the parties hereto. No party is by virtue of this Agreement authorized as an agent, employee or legal representative of any other party. No party will have the power to control the activities and operations of any other. The status of the parties hereto is, and at all times will continue to be, that of independent contractors with respect to each other. No party will have any power or authority to bind or commit any other. No party will hold itself out as having any authority or relationship in contravention of this Section.

Further Assurances. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurances as may be reasonably requested by any other party to evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

Absence of Third Party Rights. No provisions of this Agreement are intended, nor will be interpreted, to provide or create any third party beneficiary rights or any other rights of any kind in any client, customer, affiliate, shareholder or partner of any party hereto or any other person or entity unless specifically provided otherwise herein, and, except as so provided, all provisions hereof will be personal solely between the parties to this Agreement.

Entire  Agreement.   This  Agreement  and  the  schedules  and  exhibits  hereto constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect thereto. The express terms hereof control and supersede any course of performance or usage of trade inconsistent with any of the terms hereof.

Press Releases. No party will issue or authorize to be issued any press release or similar announcement concerning this Agreement or any of the transactions contemplated hereby without the prior written approval of the other parties, which approval shall be given in order to allow compliance with the disclosure requirements of applicable securities laws.

     IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed by their duly authorized respective officers as of the date first above written.


                           RESEARCH ENGINEERS, INC.,
                           a Delaware corporation


                           By:    ____________________________
                                  Jyoti Chatterjee, President



                           PACSOFT INCORPORATED,
                           a Washington corporation


                           By:    ____________________________
                                  Karen Hunter, President


                           By:    ____________________________
                                  William Schmidt, Secretary




                           ___________________________________
                           KAREN HUNTER, an individual


                           ___________________________________
                           WILLIAM SCHMIDT, an individual


                           ___________________________________
                           MAE WEBB, an individual

THE UNDERSIGNED SPOUSES HAVE EXECUTED THIS AGREEMENT FOR THE PURPOSE OF CONFIRMING THEIR CONSENT TO THE CONVEYANCE OF THEIR COMMUNITY PROPERTY INTEREST, IF ANY, IN SHARES OF CAPITAL STOCK OF PACSOFT PURSUANT TO THIS AGREEMENT.




                           _____________________________________________________
                           _________________,   spouse   of Karen Hunter



                           _____________________________________________________
                           _________________,   spouse   of William Schmidt



                           _____________________________________________________
                           _________________,   spouse   of Mae Webb